Exhibit 99.1
Federal Signal Corporation Investor Presentation January 2010

2 Forward-Looking Language FORWARD-LOOKING LANGUAGE This presentation contains various forward-looking statements as of the date hereof and the Company undertakes no obligation to update these statements regardless of new developments or otherwise. Statements in this presentation that are not historical are forward-looking statements any may be impacted by certain risks and uncertainties. These risks and uncertainties, some of which are beyond the Company's control, include but are not limited to the cyclical nature of the Company's industrial and municipal markets, technological advances by competitors, the Company's ability to improve its operating performance, risks associated with the execution of new product or service introductions, increased warranty and product liability expenses, risks associated with supplier, dealer and other partner alliances, changes in cost competitiveness including those resulting from foreign currency movements, disruptions in the supply of parts or components from sole source suppliers and subcontractors, retention of key employees and general changes in the competitive or economic environment.

3 Federal Signal Investor Presentation Overview Strategic Plan Business Update

4 About Federal Signal Founded in 1901, Federal Signal enhances the safety, security and well-being of communities and workplaces around the world Leading global designer and manufacturer of products and total solutions that serve municipal, governmental, industrial and institutional customers Operates three divisions: Environmental Solutions Group (ESG) Safety & Security Systems Group (SSG) Fire Rescue Group (Bronto) Headquartered: Oak Brook, Illinois; manufacturing facilities worldwide 100+ years of product leadership: Trusted brands - proven performance Leadership positions (#1 or #2) in most markets Diverse end-markets Strong global presence and installed base of customers Employees: ~3,300 worldwide

5 2008 Segment Revenues & Orders ESG Bronto SSG 4th Qtr East 441.5 145.5 371.8 20.4 West North Segment Revenues Diverse, Balanced Business Mix and End-Markets Environmental Solutions 46% Safety & Security Systems 39% Customer Orders Fire Rescue Group 15% Non-US I&C Muni 4th Qtr East 433.6 233 273.8 20.4 West North U.S. Municipal 29% U.S. Industrial / Commercial 25% Non-US 46% Total: $940 million Total: $959 million

6 Street Sweepers Sewer Cleaners Combination Cleaners Catch Basin Cleaners Jetting Units Hydroexcavators Industrial Vacuum Loaders Waterblasters #2 WW & #1 NA -Street Sweepers #1 WW & #1 NA - Truck Mounted Sewer Cleaners #2 NA - Truck Mounted Hydroexcavators #1 WW & #1 NA - Industrial Vacuum Trucks #2 NA - Industrial ^ 300 HP Products & Brands Source: Management estimates Note: (1) Includes Ravo sweeper business divested July 2009 Environmental Solutions Group (ESG) 2008 Orders U.S. Non-U.S. 3rd Qtr 4th Qtr Orders 297.8 113.2 Total: $411 million(1) U.S. 72% Non-U.S. 28% Market Position Drive Growth by Focusing on Our Market Leading Brands Serving Core Infrastructure Needs

7 7 Offer Systems to the Growing Public Safety and Intelligent Transportation Markets Business Units & Solutions Safety & Security Systems Group (SSG) U.S. Non-U.S. 3rd Qtr 4th Qtr Orders 202.5 164.6 Total: $367 million U.S. 55% Non-U.S. 45% Public Safety Systems Industrial Safety & Security Industrial communications, safety and security systems Parking revenue and access control Alerting and notification systems Automated license plate recognition First responder interoperable communications Campus safety & security systems Intelligent Transportation Systems 2008 Orders

8 Leadership in Truck Mounted Aerial Applications: Aerial platforms that may include ladders, rescue cages, and water or foam extinguishing capabilities Fire Rescue Operations (Bronto) Global Leader In Truck Mounted Hydraulic Platforms U.S. Non-U.S. 3rd Qtr 4th Qtr Orders 4 96 Total: $162 million U.S. 4% Non-U.S. 96% Rescue and Fire Fighting Platforms Industrial and Utility Access Platforms HQ: Tampere, Finland Applications 2008 Orders

9 Federal Signal Investor Presentation Overview Strategic Plan Business Update

10 Federal Signal is Positioned for Growth Appointed new executive management team following a robust search process Bill Osborne, president and chief executive officer Bill Barker, senior vice president and chief financial officer Divested non-core assets to strengthen balance sheet, focus business portfolio and fund growth opportunities Reduced Working Capital by over $20 million YTD Q3 2009 Reduced Overhead Costs by more than $20 million in 2009 Expanded plants to improve efficiency Invested in human capital: government affairs, sales & marketing Acquired Diamond Consulting Services to expand FSS presence in the public safety and intelligent transportation markets Federal Signal's Board and management team have taken a series of actions that position the Company for sustainable and profitable growth

11 Strategy to Achieve Consistent, Profitable Growth In 2009 Federal Signal launched a two-pronged strategy to deliver consistent, profitable growth and to drive stockholder value: Increase margins and extract efficiencies from the Company's legacy businesses and streamline the business portfolio Drive growth through the Company's Public Safety Systems platform - capitalize on growing global market for public safety and intelligent transportation systems

12 I. Improve Margins and Extract Efficiencies Environmental Solutions Group (ESG): Streamline product offering Reduce product design costs Leverage cost efficiencies of single IT system implementation Safety and Security Systems Group (SSG): Outsource non-core manufacturing to reduce footprint Consolidate excess capacity Simplify business structure Utilize China operation as a base for low cost sources and export volume Bronto: Build on recent margin improvement efforts

13 II. Drive Growth Through Public Safety Systems Platform Why Public Safety Systems? Global Growth - rising customer acceptance and government funding FSS Market Leadership / brand strength Attractive growth profile Introduce new products and services to more receptive, better funded global customer base Stronger and more consistent earnings and cash flow growth Enhanced profitability from streamlined PSS operations Consolidated PIPS, FWS, Riverchase, Codespear and light bar businesses Represent about $200 million sales Will fund growth guided by disciplined capital allocation Mission: Become a Global Leader in Public Safety and Transportation Systems

14 Growth Opportunities in Public Safety & Intelligent Transportation Leverage leadership position in lightbars and sirens Continue growth of global warning systems business Enhanced by Codespear interoperability software Build on PIPS automated license plate recognition business to increase share in public safety and intelligent transportation Acquired Diamond Consulting Services in December 2009

Intelligent Transportation Opportunity: Open Road Tolling - In the Early Growth Phase

- Open road tolling: process for collecting tolls without stopping to pay a toll
- Innovative toll technologies offer motorists new state of the art highways with increased efficiency and improved driving experiences
  - Federal Signal is positioned to leverage its best in breed PIPS technology offering - PIPS is an important enforcement mechanism in Open Road Tolling
  - Estimated global market for electronic toll collection technologies and services exceeds $5 billion
- In the US, over 30 states are now planning, building or operating tolls to finance required infrastructure expenditures - tentative financing mechanisms are depleted (e.g., Federal Highway Trust Fund)
  - Tolling is the most effective state and local measure to finance required expenditures (source: National Surface Transportation Infrastructure Financing Commission)
- Economic and environmental benefits of Open Road Tolling and electronic toll collection
  - Improved traffic flow, shorter commute times, automated collection results in higher net revenue than manual collection, fuel savings, reduced emissions from slowing and stopping v. paying at highway speeds
  - HOT lanes allow toll operators to expand capacity without being required to build more infrastructure
- Case study for PIPS' leadership position: Denver E-470 toll-way
  - One of handful of fully cashless toll roads in the US. Opened 3Q2009
  - PIPS and its technology partners reduced number of violations requiring manual review by 2/3 – cost of automated review using PIPS is < $0.05 per transaction v. > $2.00 for manual review

FEDERAL SIGNAL | Advancing security and well-being.

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Toll Technologies 16 5. Transaction processing / toll back-office: Manages customer accounts, some customer service interaction. 4. Lane Controller: Transfers information from lane to back office where account billed or bill mailed to customer. Step 1. Vehicle Classification: Determines toll amount by determining "class" of vehicle. 3. PIPS camera / Enforcement function: Cameras take picture of car plates where RFID tag does not pay for toll. 2. Vehicle identification / RFID Tags & Readers: Readers read in-vehicle tags.

17 PIPS: Platform for Public Safety & Transportation Growth PIPS is the leading ALPR technology "ALPR" = Automated license plate recognition Will deploy into existing infrastructure - provide 24-hour monitoring Maintaining valuable database of information - used to manage traffic, enforce laws, identify threats and control access Responding to the trend of law enforcement rapidly becoming an IT based business Interoperability in communications driving federal and state spending Market needs are driving strong PIPS growth Q3 2009: 35%+ sequential order growth and +16% vs. LY PIPS is the most accurate and reliable ALPR solution in the market today D.H.S. SAVER Study (Oct 2008): PIPS received the highest overall score and the highest scores in capability, usability and "deploy-ability" categories

Diamond Consulting Services (DCS)

Completed December 2009

<u>DCS offers market-leading vehicle classification to the tolling industry</u>

- Significant revenue synergies with PIPS
- DCS sells advanced proprietary software used to detect and classify vehicles in a variety of safety, tolling and data collection applications
  - Has established strong credibility in traffic industry in past 15 years – an enabler in the evolution of tolling
  - Recognized globally by the Idris® brand
- Idris technology classifies vehicles to the highest available accuracy and is the de-facto standard in the U.S. for axle-based Electronic Toll Collection.
  - Specified in customer RFPs by name or performance levels
  - Accuracy levels greater than 99.5% - unmatched by any other single sensor solution
  - Low maintenance, high reliability and high accuracy v. alternative technologies
- Complements Federal Signal's enforcement camera– further differentiates PIPS cameras v. competition
  - PIPS customers who also utilize Idris software recognize the compelling value of the combined offering
- DCS has additional growth opportunities in speed detection, traffic data collection and parking

FEDERAL SIGNAL | Advancing security and well-being.

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Sirit, Inc.

Expected to close 1Q 2010. Significant synergies with PIPS and Diamond

Sirit has leading product breadth in RFID tags and readers

- Leading developer and supplier of radio frequency identification ("RFID") technology solutions
  - One of the top 3 toll technology providers in North America
  - Faces growth opportunities globally in tolling and electronic vehicle registration – leveraging ability to manufacture lower cost "passive" sticker tags – increase driver participation and automation of fee collection process
  - Extensive synergy opportunities, strong management, R&D and sales & marketing competencies

Automatic vehicle identification

(77% 2008 sales)

- Primary commercial focus going forward
- Tolling
- Electronic vehicle registration
- Emissions control
- Parking
- Access control


23%
77%

$18MM

LTM Sales 9/30/09

Radio Frequency Solutions

(23% 2008 sales)

- Asset tracking
- Supply chain
- Communications
- Cashless transactions
- Intend to OEM products in future, leveraging channel partners supply chain

FEDERAL SIGNAL | Advancing security and well-being.

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19 Federal Signal Investor Presentation Overview Strategic Plan Business Update

20 Q3 Headlines Reported EPS, Con't Ops = $0.10 Q3 Overhead Costs $12 Million Lower than Q3 2008 Net Debt Reduced Over $26 Million in the Quarter Orders Stabilized in Q3 (Flat to Q2) Improved Margins for Fire Rescue (Bronto)

21 Q3 Income Comparison

22 Q3 Results

23 Cash Flow Summary

Federal Signal Corporation Investor Presentation January 2010